EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                             )      CHAPTER 11
                                    )
 WESTPOINT STEVENS INC.             )      CASE NO.             03-13532-RDD

              REPORTING PERIOD             AUGUST 1, 2003 TO AUGUST 31, 2003

                            MONTHLY OPERATING REPORT

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  SCHEDULE
                     Required Documents                                                                           Attached
-----------------------------------------------------------------------------------------------------------------------------------
Income Statement                                                                                                     X
-----------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                                                        X
-----------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                                                              X
-----------------------------------------------------------------------------------------------------------------------------------
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld                                     X
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
DEBTOR'S ADDRESS:                                           507 WEST 10TH STREET, WEST POINT, GA  31833
-----------------------------------------------------------------------------------------------------------------------------------
PREPARER:                                                   DIANNE NOLEN
-----------------------------------------------------------------------------------------------------------------------------------
Debtor's Attorney:                                          WEIL, GOTSHAL & MANGES LLP
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Monthly Disbursements:                                                                                                $173,804,552
-----------------------------------------------------------------------------------------------------------------------------------
Monthly Profit (Loss):                                                                                                $ (5,185,000)
-----------------------------------------------------------------------------------------------------------------------------------


  The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly
Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

-----------------------------------------------------------------------------------------------------------------------------------
DEBTOR-IN-POSSESSION                                        WESTPOINT STEVENS INC.
-----------------------------------------------------------------------------------------------------------------------------------
By:                                                         LESTER D. SEARS
-----------------------------------------------------------------------------------------------------------------------------------
ITS:                                                        SENIOR VICE PRESIDENT - FINANCE, AND
                                                            CHIEF FINANCIAL OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
SIGNATURE
-----------------------------------------------------------------------------------------------------------------------------------
DATE
-----------------------------------------------------------------------------------------------------------------------------------


                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                            )          CHAPTER 11
                                   )
 WESTPOINT STEVENS INC.            )          CASE NO.           03-13532-RDD

             REPORTING PERIOD                 AUGUST 1, 2003 TO AUGUST 31, 2003

                             STATEMENT OF OPERATIONS

(in $ thousands)

--------------------------------------------------------------------------------
TOTAL SALES                                                           $ 130,986
--------------------------------------------------------------------------------

Cost of sales                                                           111,937
--------------------------------------------------------------------------------
GROSS PROFIT                                                             19,049
--------------------------------------------------------------------------------

Selling and administrative expenses
   Selling expense                                                        3,693
   Warehousing and shipping                                               5,601
   Advertising                                                              463
   Division administrative expense                                          690
   MIS expense                                                            1,777
   Corporate administrative expense                                       1,555
--------------------------------------------------------------------------------
TOTAL SELLING AND ADMINISTRATIVE EXPENSE                                 13,779
--------------------------------------------------------------------------------

Restructuring and impairment charge                                           -
Goodwill impairment charge                                                    -

--------------------------------------------------------------------------------
Profit / (loss) from operations                                           5,270
--------------------------------------------------------------------------------

Interest expense
   Interest expense - outside                                             5,432
   Capitalized interest expense                                               -
   Interest expense - intercompany                                           80
   Interest income                                                            -
   Interest income - intercompany                                             -
--------------------------------------------------------------------------------
NET INTEREST EXPENSE                                                      5,512
--------------------------------------------------------------------------------

Other expense
   Miscellaneous                                                          1,182
   Royalties - intercompany                                               3,700
   Transaction gain/loss                                                      -
--------------------------------------------------------------------------------
TOTAL OTHER EXPENSE                                                       4,882
--------------------------------------------------------------------------------

Other income
   Royalties - intercompany                                                   -
   Dividends                                                                  -
   Sale of assets                                                             -
   Miscellaneous                                                              1
--------------------------------------------------------------------------------
TOTAL OTHER INCOME                                                            1
--------------------------------------------------------------------------------
Net other expense                                                         4,881
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Income (loss) before Chapter 11 reorganization expenses
  and income taxes (benefit) and extraordinary items                     (5,123)
--------------------------------------------------------------------------------

Chapter 11 reorganization expenses                                        2,588

Income taxes (benefit)                                                   (2,526)

--------------------------------------------------------------------------------
Income (loss) before extraordinary item                                  (5,185)
--------------------------------------------------------------------------------

Extraordinary item - net of taxes                                             -

--------------------------------------------------------------------------------
   Net income (loss)                                                   $ (5,185)
--------------------------------------------------------------------------------

                         UNITED STATED BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                         )        CHAPTER 11
                                                )        CASE NO. 03-13532-RDD
 WESTPOINT STEVENS INC.                         )

              REPORTING PERIOD                AUGUST 1, 2003 TO AUGUST 31, 2003

                                  BALANCE SHEET

    (in $ thousands)
------------------------------------------------------------------------------
    ASSETS
------------------------------------------------------------------------------
 Current Assets
     Cash and cash equivalents                                            $ -
     Short-term investments                                                 -
     Accounts receivable, net                                         253,420
     Total inventories                                                370,979
     Prepaid & other current assets                                    40,834
------------------------------------------------------------------------------
        TOTAL CURRENT ASSETS                                          665,233
------------------------------------------------------------------------------




 TOTAL INVESTMENTS & OTHER ASSETS                                     137,349


 GOODWILL                                                                   -

 PROPERTY, PLANT AND EQUIPMENT, NET                                   645,339


------------------------------------------------------------------------------
 TOTAL ASSETS                                                     $ 1,447,921
------------------------------------------------------------------------------

------------------------------------------------------------------------------
     LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE:
     Senior Credit Facility                                         $ 445,000
     DIP Credit Agreement                                             124,726
     Second Lien Facility                                             165,000
     Accrued interest payable                                             347
     Accounts payable - trade                                          61,389

     Accounts payable - intercompany                                  129,744

     Other payables and accrued liabilities                            75,285
     Deferred income taxes                                            112,596
     Pension and other liabilities                                    150,956
------------------------------------------------------------------------------
        TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                 1,265,043
------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE:
     Senior Notes                                                   1,000,000
     Deferred financing fees                                           (8,003)
     Accrued interest payable on Senior Notes                          36,130
     Accounts payable                                                  35,379
     Other payables and accrued liabilities                            11,200
     Pension and other liabilities                                     18,272
------------------------------------------------------------------------------
        TOTAL LIABILITIES SUBJECT TO COMPROMISE                     1,092,978
------------------------------------------------------------------------------

TOTAL LIABILITIES                                                   2,358,021

SHAREHOLDERS' EQUITY (DEFICIT)
     Equity of subsidiaries                                          (123,757)
     Common stock                                                         711
     Capital Surplus / Treasury Stock                                   1,619
     Retained earnings (deficit)                                     (689,765)
     Minimum pension liability adjustment                             (96,475)
     Other adjustments                                                   (244)
     Unearned compensation                                             (2,189)
------------------------------------------------------------------------------
        TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                         (910,100)
------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)              $ 1,447,921
------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                       )            CHAPTER 11
                              )
 WESTPOINT STEVENS INC.       )            CASE NO.             03-13532-RDD

 REPORTING PERIOD                          AUGUST 1, 2003 TO AUGUST 31, 2003

                             STATEMENT OF CASH FLOWS

(in $ thousands)

-------------------------------------------------------------------------------
 CASH FLOWS FROM OPERATIONS:
 NET INCOME (LOSS)                                                    $ (5,185)
    Equity adjustments                                                     (50)
 NON-CASH ITEMS
    Depreciation and amortization expense                                4,205
 WORKING CAPITAL CHANGES
    Decrease / (increase) -- accounts receivable                       (15,724)
    Decrease / (increase) -- inventories                               (11,325)
    Decrease / (increase) -- other current assets                        2,881
    Decrease / (increase) -- other noncurrent assets                     1,623
    Increase (decrease) -- accounts payable (trade)                      8,301
    Increase (decrease) -- accounts payable (intercompany)               8,505
    Increase (decrease) -- accrued liabilities                          (2,837)
    Increase (decrease) -- accrued interest payable                       (507)
    Increase (decrease) -- pension and other liabilities                 1,520
    Increase (decrease) --deferred federal income tax                     (531)
                                                            -------------------
 TOTAL CASH FLOWS FROM OPERATIONS                                     $ (9,124)
                                                            -------------------

 CASH FLOWS FROM INVESTING
    Decrease / (increase) -- short term investments                          -
    Capital expenditures                                                (1,038)
    Net proceeds from sale of assets                                        (5)
                                                            -------------------
 TOTAL CASH FLOWS FROM INVESTING                                      $ (1,043)
                                                            -------------------

 CASH FLOWS FROM FINANCING
    Increase / (decrease) -- DIP credit agreement                       13,018
                                                            -------------------
 TOTAL CASH FLOWS FROM FINANCING                                      $ 13,018
                                                            -------------------

 BEGINNING CASH BALANCE                                                 (2,851)
 Change in Cash                                                          2,851
                                                            -------------------
 ENDING CASH BALANCE                                                       $ -
-------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


 IN RE:                         )        CHAPTER 11
                                )
 WESTPOINT STEVENS INC.         )        CASE NO.         03-13532-RDD

                      REPORTING PERIOD        AUGUST 1, 2003 TO AUGUST 31, 2003

                  SUPPLEMENTAL SCHEDULE OF FEDERAL, STATE, AND
                LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD

                                                                            --------------------------------------------------
                                                                               AMOUNT
                                                                              WITHHELD/
                                                                              COLLECTED/          AMOUNT            DATE OF
                                                                              INCURRED             PAID             PAYMENT
------------------------------------------------------------------------------------------------------------------------------
 All wages and salaries paid (gross) or incurred                              $ 34,701,373
------------------------------------------------------------------------------------------------------------------------------
FEDERAL
------------------------------------------------------------------------------------------------------------------------------

 Payroll taxes withheld                                                          5,923,332            1,377,428      08/07/03
                                                                                                      1,403,951      08/14/03
                                                                                                      1,118,391      08/15/03
 Employer payroll tax contributions incurred                                     2,326,179              479,500      08/18/03
                                                                                                      1,432,702      08/21/03
                                                                                                      1,409,074      08/28/03
                                                                                                      1,016,918      08/29/03

------------------------------------------------------------------------------------------------------------------------------
   Total Federal Taxes (1)                                                     $ 8,249,511          $ 8,237,964
------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------

 Payroll taxes withheld
      Alabama SIT                                                                  421,111              440,915      08/15/03
      Arkansas SIT                                                                   1,610                  563      08/14/03
      California SIT                                                                 1,885                1,904      08/20/03
      Georgia SIT                                                                  173,592              109,465      08/15/03
      Illinois SIT                                                                   1,047                1,338      08/20/03
      Indiana SIT                                                                   11,573               17,352      08/14/03
      Louisiana SIT                                                                  5,172                    -
      Maine SIT                                                                     38,414               35,986      08/27/03
      Minnesota SIT                                                                  4,412                4,610      08/20/03
      Missouri SIT                                                                   1,318                  427      08/14/03
      New York SIT                                                                  64,718               64,371      08/20/03
      North Carolina SIT                                                           350,648              354,653      08/27/03
      Pennsylvania SIT                                                                 143                  144      08/14/03
      Rhode Island SIT                                                                 135                  135      08/15/03
      South Carolina SIT                                                           238,476              238,476      08/27/03
      Virginia SIT                                                                  43,160               45,173      08/27/03
      Delaware Co IN                                                                   413                    -
      Hamilton Co IN                                                                   100                    -
      Henry Co IN                                                                    1,380                    -
      Johnson Co IN                                                                     48                    -
      Madison Co IN                                                                  1,186                    -
      Marion Co IN                                                                      35                    -
      Washington Co IN                                                                  68                    -
      Randolph Co IN                                                                   100                    -
      Yonkers NY                                                                        10                    -
      New York City                                                                 17,356                    -
      Opelika AL                                                                    6,230                    -
                                                                                    ------                   -
           Total Payroll taxes                                                   1,384,339            1,315,512
------------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


 IN RE:                         )        CHAPTER 11
                                )
 WESTPOINT STEVENS INC.         )        CASE NO.         03-13532-RDD

                      REPORTING PERIOD        AUGUST 1, 2003 TO AUGUST 31, 2003

                  SUPPLEMENTAL SCHEDULE OF FEDERAL, STATE, AND
                LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD


                                                                            --------------------------------------------------
                                                                               AMOUNT
                                                                              WITHHELD/
                                                                              COLLECTED/          AMOUNT            DATE OF
                                                                              INCURRED             PAID             PAYMENT
 (continued)
 Employer payroll tax contributions incurred
      Alabama SUTA                                                                  10,382            -
      Florida SUTA                                                                   2,853            -
      Georgia SUTA                                                                      76            -
      Indiana SUTA                                                                     339            -
      Louisiana SUTA                                                                   718            -
      Maine SUTA                                                                     2,210            -
      Minnesota SUTA                                                                     -            -
      Nevada SUTA                                                                    8,641            -
      New York SUTA                                                                  1,489            -
      North Carolina SUTA                                                          118,167            -
      South Carolina SUTA                                                            9,365            -
      Virginia SUTA                                                                    726            -
      Washington SUTA                                                                   -             -
                                                                                        --            -
           Total Employer payroll tax contributions                                154,966            -

 Gross taxable amount for sales and use                                          4,520,381
 Sales & Use taxes collected                                                       210,750
      Abbeville, AL                                                                                  1,370      08/20/03
      Alabama City/County(Greenville & Butler County)                                                1,859      08/20/03
      Alabama Regulation A                                                                          12,233      08/20/03
      Alabama Sales                                                                                  3,761      08/20/03
      Alabama Use                                                                                   36,145      08/20/03
      Alatax(Opelika,Valley,ChambersCo,HenryCo,LeeCo)                                               16,740      08/20/03
      Florida                                                                                        6,767      08/20/03
      Georgia                                                                                       44,554      08/20/03
      Indiana(Middletown)                                                                              968      08/28/03
      Louisiana                                                                                         95      08/20/03
      New York                                                                                      17,140      08/20/03
      North Carolina                                                                                29,819      08/11/03
      North Carolina                                                                                19,630      08/25/03
      Red River Parish, Louisiana                                                                      118      08/20/03
      South Carolina                                                                                18,514      08/20/03
      Virginia Use                                                                                     967      08/20/03
      Washington                                                                                       70       08/21/03
                                                                                                       ---
        Total Sales & Use taxes paid                                                               210,750
 Property taxes                                                                                      5,645
 Other taxes                                                                                        60,471

------------------------------------------------------------------------------------------------------------------------------
   Total State and Local (1)                                                     1,750,055       1,592,378
------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                                                                   $ 9,999,566      $ 9,830,342
------------------------------------------------------------------------------------------------------------------------------



(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I CERTIFY THAT THE ABOVE PAYROLL RELATED TAXES REPRESENTS THE TAXES WITHHELD AND PAID.


---------------------------------------------------
TRACY CULPEPPER
WESTPOINT STEVENS INC.
PAYROLL MANAGER

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                           )           CHAPTER 11
                                  )
 WESTPOINT STEVENS STORES INC.    )           CASE NO.          03-13536-RDD

              REPORTING PERIOD                AUGUST 1, 2003 TO AUGUST 31, 2003

                            MONTHLY OPERATING REPORT

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   SCHEDULE
                     Required Documents                                                                            Attached
------------------------------------------------------------------------------------------------------------------------------------
Income Statement                                                                                                      X
------------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld                                      X
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
DEBTOR'S ADDRESS:                                           507 WEST 10TH STREET, WEST POINT, GA  31833
------------------------------------------------------------------------------------------------------------------------------------
PREPARER:                                                   DIANNE NOLEN
------------------------------------------------------------------------------------------------------------------------------------
Debtor's Attorney:                                          WEIL, GOTSHAL & MANGES LLP
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Monthly Disbursements:                                                                                               $ 4,654,691
------------------------------------------------------------------------------------------------------------------------------------
Monthly Profit (Loss):                                                                                               $ (83,000)
------------------------------------------------------------------------------------------------------------------------------------


  The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly
Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

------------------------------------------------------------------------------------------------------------------------------------
DEBTOR-IN-POSSESSION                                        WESTPOINT STEVENS STORES INC.
------------------------------------------------------------------------------------------------------------------------------------
By:                                                         LESTER D. SEARS
------------------------------------------------------------------------------------------------------------------------------------
ITS:                                                        VICE PRESIDENT
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE
------------------------------------------------------------------------------------------------------------------------------------
DATE
------------------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                               )      CHAPTER 11
                                      )
 WESTPOINT STEVENS STORES INC.        )      CASE NO.            03-13536-RDD

             REPORTING PERIOD                AUGUST 1, 2003 TO AUGUST 31, 2003

                             STATEMENT OF OPERATIONS


(in $ thousands)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SALES                                                                                                                $ 7,971
-----------------------------------------------------------------------------------------------------------------------------------

Cost of sales                                                                                                                4,424
-----------------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                                                                                 3,547
-----------------------------------------------------------------------------------------------------------------------------------

SELLING AND ADMINISTRATIVE EXPENSES
   Selling expense                                                                                                           2,491
   Warehousing and shipping                                                                                                    224
   Advertising                                                                                                                 320
   Division administrative expense                                                                                             277
   MIS expense                                                                                                                  54
   Corporate administrative expense                                                                                            134
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SELLING AND ADMINISTRATIVE EXPENSE                                                                                     3,500
-----------------------------------------------------------------------------------------------------------------------------------

Restructuring and impairment charge                                                                                              -
Goodwill impairment charge                                                                                                       -

-----------------------------------------------------------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                                                                                 47
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
   Interest expense - outside                                                                                                    -
   Capitalized interest expense                                                                                                  -
   Interest expense - intercompany                                                                                             173
   Interest income                                                                                                               -
   Interest income - intercompany                                                                                                -
-----------------------------------------------------------------------------------------------------------------------------------
NET INTEREST EXPENSE                                                                                                           173
-----------------------------------------------------------------------------------------------------------------------------------

OTHER EXPENSE
   Miscellaneous                                                                                                                 -
   Royalties - intercompany                                                                                                      -
   Transaction gain/loss                                                                                                         -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER EXPENSE                                                                                                              -
-----------------------------------------------------------------------------------------------------------------------------------

Other income
   Royalties - intercompany                                                                                                      -
   Dividends                                                                                                                     -
   Sale of assets                                                                                                                -
   Miscellaneous                                                                                                                 -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                                                                                               -
-----------------------------------------------------------------------------------------------------------------------------------
Net other expense
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) before Chapter 11 reorganization expenses
  and income taxes (benefit) and extraordinary item                                                                           (126)
-----------------------------------------------------------------------------------------------------------------------------------

CHAPTER 11 REORGANIZATION EXPENSES                                                                                               -

Income taxes (benefit)                                                                                                         (43)

-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) before extraordinary item                                                                                        (83)
-----------------------------------------------------------------------------------------------------------------------------------

Extraordinary item - net of taxes                                                                                                -

-----------------------------------------------------------------------------------------------------------------------------------
   NET INCOME (LOSS)                                                                                                         $ (83)
-----------------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                       )      CHAPTER 11
                                              )      CASE NO.      03-13536-RDD
 WESTPOINT STEVENS STORES INC.                )

                    REPORTING PERIOD          AUGUST 1, 2003 TO AUGUST 31, 2003

                                  BALANCE SHEET

     (in $ thousands)
-------------------------------------------------------------------------------
     ASSETS
--------------------------------------------------------------------------------
 Current Assets
      Cash and cash equivalents                                         $ 3,608
      Short-term investments                                                  -
      Accounts receivable - customers                                       130
      Accounts receivable - intercompany                                    234
      Total inventories                                                  23,448
      Prepaid & other current assets                                      1,069
--------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                            28,489
--------------------------------------------------------------------------------





 Total investments & other assets                                             -
                       LIABILITIES SUBJECT TO COMPROMISE:
 GOODWILL                                                                     -

 PROPERTY, PLANT AND EQUIPMENT, NET                                       3,724

--------------------------------------------------------------------------------
 TOTAL ASSETS                                                          $ 32,213
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
       LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
-------------------------------------------------------------------------------
 LIABILITIES NOT SUBJECT TO COMPROMISE:
      Senior Credit Facility                                             $ -
      DIP Credit Agreement                                                 -
      Long-term debt classified as current                                 -
      Accrued interest payable                                             -
      Accounts payable - trade                                           859
      Accounts payable - intercompany                                   (294)

      Other payables and accrued liabilities                           5,768

      Deferred income taxes                                                -
      Pension and other liabilities                                       14
-----------------------------------------------------------------------------
         TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                   6,347
-----------------------------------------------------------------------------


      Senior Notes                                                         -
      Deferred financing fees                                              -
      Accrued interest payable on Senior Notes                             -
      Accounts payable                                                 1,822
      Other payables and accrued liabilities                               -
      Pension and other liabilities                                        -
-----------------------------------------------------------------------------
         TOTAL LIABILITIES SUBJECT TO COMPROMISE                       1,822
-----------------------------------------------------------------------------

 TOTAL LIABILITIES                                                     8,169

 SHAREHOLDERS' EQUITY (DEFICIT)
      Equity of subsidiaries                                               -
      Common stock                                                         1
      Capital Surplus / Treasury Stock                                15,955
      Retained earnings (deficit)                                      8,088
      Minimum pension liability adjustment                                 -
      Other adjustments                                                    -
      Unearned compensation                                                -
-----------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                         24,044
-----------------------------------------------------------------------------
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)                 32,213
-----------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                               )     CHAPTER 11
                                      )
 WESTPOINT STEVENS STORES INC.        )     CASE NO.              03-13536-RDD

 REPORTING PERIOD                           AUGUST 1, 2003 TO AUGUST 31, 2003

                             STATEMENT OF CASH FLOWS

(in $ thousands)

-------------------------------------------------------------------------------
 CASH FLOWS FROM OPERATIONS:
 NET INCOME (LOSS)                                                       $ (83)
 NON-CASH ITEMS
    Depreciation and amortization expense                                   85
 WORKING CAPITAL CHANGES
    Decrease (increase) -- accounts receivable (customers)                 (10)
    Decrease (increase) -- accounts receivable (intercompany)                -
    Decrease (increase) -- inventories                                   2,259
    Decrease (increase) -- other current assets                             82
    Decrease (increase) -- other noncurrent assets                           -
    Increase (decrease) -- accounts payable (trade)                     (2,004)
    Increase (decrease) -- accounts payable (intercompany)              (1,325)
    Increase (decrease) -- accrued liabilities                             323
    Increase (decrease) -- accrued interest payable                          -
    Increase (decrease) -- pension and other liabilities                     -
    Increase (decrease) --deferred federal income tax                        -
                                                               ----------------
 TOTAL CASH FLOWS FROM OPERATIONS                                       $ (673)
                                                               ----------------

 CASH FLOWS FROM INVESTING:
    Decrease / (increase) -- short term investments                          -
    Capital expenditures                                                     -
    Net proceeds from sale of assets                                         -
                                                               ----------------
 TOTAL CASH FLOWS FROM INVESTING                                           $ -
                                                               ----------------

 CASH FLOWS FROM FINANCING:
    Increase / (decrease) -- DIP credit agreement                            -
                                                               ----------------
 TOTAL CASH FLOWS FROM FINANCING:                                          $ -
                                                               ----------------

 BEGINNING CASH BALANCE                                                $ 4,281
 Change in Cash                                                           (673)
                                                               ----------------
 ENDING CASH BALANCE                                                   $ 3,608
-------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


 IN RE:                               )      CHAPTER 11
                                      )
 WESTPOINT STEVENS STORES INC.        )      CASE NO.      03-13536-RDD

                    REPORTING PERIOD         AUGUST 1, 2003 TO AUGUST 31, 2003

                  SUPPLEMENTAL SCHEDULE OF FEDERAL, STATE, AND
                LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD


                                                                            --------------------------------------------------
                                                                               AMOUNT
                                                                              WITHHELD/
                                                                              COLLECTED/          AMOUNT            DATE OF
                                                                              INCURRED             PAID             PAYMENT
------------------------------------------------------------------------------------------------------------------------------
 All wages and salaries paid (gross) or incurred                              $ 1,065,179
------------------------------------------------------------------------------------------------------------------------------
FEDERAL
------------------------------------------------------------------------------------------------------------------------------

 Payroll taxes withheld                                                           174,110            98,673          08/06/03
                                                                                                     26,504          08/13/03
                                                                                                     98,181          08/20/03
 Employer payroll tax contributions incurred                                       79,419            31,188          08/27/03


------------------------------------------------------------------------------------------------------------------------------
   Total Federal Taxes (1)                                                        253,529           254,546
------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------

 Amount of payroll taxes withheld
      Alabama SIT                                                                   3,720             4,377          08/15/03
      Arizona SIT                                                                     173               171          08/30/03
      California SIT                                                                  901             1,028          08/20/03
      Connecticut                                                                     276               275          08/27/03
      Delaware SIT                                                                    198               322          08/15/03
      Georgia SIT                                                                  11,626            12,168          08/14/03
      Kansas SIT                                                                      347               359          08/14/03
      Massachusetts SIT                                                               772               835          08/06/03
      Minnesota SIT                                                                 1,503             1,305          08/20/03
      Missouri SIT                                                                    272                 -
      Michigan SIT                                                                  1,202             1,291          08/14/03
      New Jersey SIT                                                                  268                 -
      New York SIT                                                                  1,231               763          08/06/03
      North Carolina SIT                                                            1,910             1,892          08/27/03
      Ohio SIT                                                                        525               422          08/14/03
      Oregon SIT                                                                      882               876          08/27/03
      Pennsylvania SIT                                                                517               578          08/20/03
      South Carolina SIT                                                            1,487             1,457          08/27/03
      Utah SIT                                                                        844               915          08/14/03
      Virginia SIT                                                                  1,306             1,453          08/20/03
      Wisconsin SIT                                                                   605               698          08/20/03
      Jefferson Co AL                                                                  74                93          08/14/03
      Wilmington DE                                                                   101               167          08/14/03
      Aurora OH                                                                       346               352          08/14/03
      Bessemer AL                                                                     147                 -
      Lancaster PA                                                                   131                 -
                                                                                     ----                -
           Total Payroll taxes                                                     31,364            31,797
 Amount of employer payroll tax contributions incurred
      Alabama SUTA                                                                    106                 -
      Arizona SUTA                                                                      1                 -
      California SUTA                                                                 138                 -
      Connecticut SUTA                                                                277                 -
      Delaware SUTA                                                                    29                 -
      Florida SUTA                                                                     75                 -
      Georgia SUTA                                                                     13                 -
      Kansas SUTA                                                                      35                 -
      Massachusetts SUTA                                                               53                 -
      Minnesota SUTA                                                                  145                 -
      Missouri SUTA                                                                    53                 -
      Michigan SUTA                                                                   363                 -
      New Jersey SUTA                                                                 360                 -
      New York SUTA                                                                   112               191          08/21/03
      North Carolina SUTA                                                             101                 -
      Ohio SUTA                                                                       116                 -
      Oregon SUTA                                                                     163                 -
      Pennsylvania SUTA                                                                85                 -
      South Carolina SUTA                                                             136                 -
      Tennessee SUTA                                                                   41                 -
      Texas SUTA                                                                      344                 -
      Utah SUTA                                                                        72                 -
      Virginia SUTA                                                                    47                 -
      Wisconsin SUTA                                                                  25                  -
                                                                                      ---
           Total Employer payroll tax contributions                                 2,890               191
------------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


 IN RE:                               )      CHAPTER 11
                                      )
 WESTPOINT STEVENS STORES INC.        )      CASE NO.      03-13536-RDD

                    REPORTING PERIOD         AUGUST 1, 2003 TO AUGUST 31, 2003

                  SUPPLEMENTAL SCHEDULE OF FEDERAL, STATE, AND
                LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD



                                                                            --------------------------------------------------
                                                                               AMOUNT
                                                                              WITHHELD/
                                                                              COLLECTED/          AMOUNT            DATE OF
                                                                              INCURRED             PAID             PAYMENT
------------------------------------------------------------------------------------------------------------------------------
 (continued)
 Gross taxable sales                                                            9,686,116
 Sales & Use taxes collected                                                      677,570
      Alabama City/County(Foley)                                                                      6,175          08/20/03
     Alabama Sales                                                                                   61,199          08/20/03
     Alabama Use                                                                                          6          08/20/03
     Alatax(Bessemer,Boaz,Valley,ChambersCo,MarshallCo)                                              22,719          08/20/03
     Arizona                                                                                          8,650          08/20/03
     Baldwin County Alabama                                                                          12,361          08/20/03
     California                                                                                      57,353          08/25/03
     Florida                                                                                         19,883          08/20/03
     Georgia                                                                                        101,006          08/20/03
     Jefferson County Alabama                                                                         1,573          08/20/03
     Kansas Sales                                                                                     8,467          08/25/03
     Kansas Seller's Use                                                                                 63          08/25/03
     Massachusetts                                                                                   10,107          08/20/03
     Michigan                                                                                        22,104          08/15/03
     Minnesota final pmt. for June                                                                    6,816          08/20/03
     Minnesota                                                                                       25,356          08/20/03
     Missouri Sales                                                                                  12,853          08/20/03
     Missouri Use                                                                                       115          08/20/03
     New Jersey                                                                                      14,146          08/20/03
     New York                                                                                        43,722          08/27/03
     North Carolina                                                                                  16,456          08/11/03
     North Carolina                                                                                   9,961          08/25/03
     Ohio Sales Prepayment                                                                              731          08/15/03
     Ohio Sales                                                                                       2,647          08/25/03
     Ohio Seller'sUse,ConsUse                                                                           288          08/15/03
     Pennsylvania                                                                                    10,480          08/20/03
     South Carolina                                                                                  21,261          08/20/03
     Tennessee(P.Forge,Lebanon,Interstate Sales)                                                     45,459          08/20/03
     Texas                                                                                           95,440          08/20/03
     Virginia Interstate Sales                                                                          275          08/20/03
     Virginia Leesburg                                                                                8,799          08/20/03
     Virginia Williamsburg                                                                           22,147          08/20/03
     Wisconsin                                                                                       8,952           08/20/03
                                                                                                     ------
        Total Sales & Use taxes paid                                                                677,570
 Property taxes                                                                                    3,205.00
 Other taxes                                                                                       4,202.00
------------------------------------------------------------------------------------------------------------------------------
   Total State and Local (1)                                                      711,824           716,965
------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                                                                      $ 965,353        $ 971,511
------------------------------------------------------------------------------------------------------------------------------



(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.



I CERTIFY THAT THE ABOVE PAYROLL RELATED TAXES REPRESENTS THE TAXES WITHHELD AND PAID.


-----------------------------------------------
TRACY CULPEPPER
WESTPOINT STEVENS INC.
PAYROLL MANAGER

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                               )     CHAPTER 11
                                      )
 WESTPOINT STEVENS INC. I             )     CASE NO.      03-13533-RDD

              REPORTING PERIOD              AUGUST 1, 2003 TO AUGUST 31, 2003

                            MONTHLY OPERATING REPORT

---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 SCHEDULE
                     Required Documents                                                                          Attached
---------------------------------------------------------------------------------------------------------------------------------
Income Statement                                                                                                    X
---------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                                                       X
---------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                                                             X
---------------------------------------------------------------------------------------------------------------------------------
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld                                    X
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
DEBTOR'S ADDRESS:                                           3993 HOWARD HUGHES PARKWAY, SUITE 250, LAS VEGAS, NV 89109
---------------------------------------------------------------------------------------------------------------------------------
PREPARER:                                                   DIANNE NOLEN
---------------------------------------------------------------------------------------------------------------------------------
DEBTOR'S ATTORNEY:                                          WEIL, GOTSHAL & MANGES LLP
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
MONTHLY DISBURSEMENTS:                                                                                               $ 2,783,778
---------------------------------------------------------------------------------------------------------------------------------
MONTHLY PROFIT (LOSS):                                                                                               $ 3,827,000
---------------------------------------------------------------------------------------------------------------------------------


  The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly
Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

---------------------------------------------------------------------------------------------------------------------------------
DEBTOR-IN-POSSESSION                                        WESTPOINT STEVENS INC. I
---------------------------------------------------------------------------------------------------------------------------------
BY:                                                         LESTER D. SEARS
---------------------------------------------------------------------------------------------------------------------------------
ITS:                                                        PRESIDENT
---------------------------------------------------------------------------------------------------------------------------------
SIGNATURE
---------------------------------------------------------------------------------------------------------------------------------
DATE
---------------------------------------------------------------------------------------------------------------------------------


                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                 )      CHAPTER 11
                                        )
 WESTPOINT STEVENS INC. I               )      CASE NO.         03-13533-RDD

            REPORTING PERIOD                  AUGUST 1, 2003 TO AUGUST 31, 2003

                             STATEMENT OF OPERATIONS


(in $ thousands)

-------------------------------------------------------------------------------
Total sales                                                            $ 7,374
-------------------------------------------------------------------------------

Cost of sales                                                            4,804
-------------------------------------------------------------------------------
GROSS PROFIT                                                             2,570
-------------------------------------------------------------------------------

Selling and administrative expenses
   Selling expense                                                           5
   Warehousing and shipping                                                188
   Advertising                                                               -
   Division administrative expense                                           -
   MIS expense                                                               -
   Corporate administrative expense                                        170
-------------------------------------------------------------------------------
TOTAL SELLING AND ADMINISTRATIVE EXPENSE                                   363
-------------------------------------------------------------------------------

Restructuring and impairment charge                                          -
Goodwill impairment charge                                                   -

-------------------------------------------------------------------------------
Profit / (loss) from operations                                          2,207
-------------------------------------------------------------------------------

Interest expense
   Interest expense - outside                                                -
   Capitalized interest expense                                              -
   Interest expense - intercompany                                           -
   Interest income                                                           -
   Interest income - intercompany                                          176
-------------------------------------------------------------------------------
NET INTEREST EXPENSE                                                      (176)
-------------------------------------------------------------------------------

Other expense
   Miscellaneous                                                             -
   Royalties - intercompany                                                190
   Transaction gain/loss                                                     -
-------------------------------------------------------------------------------
Total other expense                                                        190
-------------------------------------------------------------------------------

Other income
   Royalties - intercompany                                              3,700
   Dividends                                                                 -
   Sale of assets                                                            -
   Miscellaneous                                                             -
-------------------------------------------------------------------------------
TOTAL OTHER INCOME                                                       3,700
-------------------------------------------------------------------------------
Net other expense                                                       (3,510)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Income (loss) before Chapter 11 reorganization expenses
  and income taxes (benefit) and extraordinary item                      5,893
-------------------------------------------------------------------------------

Chapter 11 reorganization expenses                                           -

Income taxes (benefit)                                                   2,066

-------------------------------------------------------------------------------
Income (loss) before extraordinary item                                  3,827
-------------------------------------------------------------------------------

Extraordinary item - net of taxes                                            -

-------------------------------------------------------------------------------
   Net income (loss)                                                   $ 3,827
-------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                 )     CHAPTER 11
                                        )     CASE NO.          03-13533-RDD
 WESTPOINT STEVENS INC. I               )

     REPORTING PERIOD                         AUGUST 1, 2003 TO AUGUST 31, 2003
                                  BALANCE SHEET

     (in $ thousands)
------------------------------------------------------------------------------
     ASSETS
------------------------------------------------------------------------------
 Current Assets
      Cash and cash equivalents                                          $ 30
      Short-term investments                                                -
      Accounts receivable, net                                           (142)
      Total inventories                                                12,977
      Prepaid & other current assets                                     (198)
------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                          12,667
------------------------------------------------------------------------------




 TOTAL INVESTMENTS & OTHER ASSETS                                     124,052


 GOODWILL                                                                   -

 PROPERTY, PLANT AND EQUIPMENT, NET                                    12,448



------------------------------------------------------------------------------
 TOTAL ASSETS                                                       $ 149,167
------------------------------------------------------------------------------

------------------------------------------------------------------------------
       LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
------------------------------------------------------------------------------
 LIABILITIES NOT SUBJECT TO COMPROMISE:
      Senior Credit Facility                                              $ -
      DIP Credit Agreement                                                  -
      Long-term debt classified as current                                  -
      Accrued interest payable                                              -
      Accounts payable - trade                                            434

      Accounts payable - intercompany                                  12,723

      Other payables and accrued liabilities                           12,241
      Deferred income taxes                                                 -
      Pension and other liabilities                                         -
------------------------------------------------------------------------------
         TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                   25,398
------------------------------------------------------------------------------

 LIABILITIES SUBJECT TO COMPROMISE:
      Senior Notes                                                          -
      Deferred financing fees                                               -
      Accrued interest payable on Senior Notes                              -
      Accounts payable                                                  1,528
      Other payables and accrued liabilities                                -
      Pension and other liabilities                                         -
------------------------------------------------------------------------------
         TOTAL LIABILITIES SUBJECT TO COMPROMISE                        1,528
------------------------------------------------------------------------------

 TOTAL LIABILITIES                                                     26,926

 SHAREHOLDERS' EQUITY (DEFICIT)
      Equity of subsidiaries                                                -
      Common stock                                                          1
      Capital Surplus / Treasury Stock                                 70,559
      Retained earnings (deficit)                                      51,681
      Minimum pension liability adjustment                                  -
      Other adjustments                                                     -
      Unearned compensation                                                 -
------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                         122,241
------------------------------------------------------------------------------
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)                 149,167
------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                 )       CHAPTER 11
                                        )
 WESTPOINT STEVENS INC. I               )       CASE NO.        03-13533-RDD

 REPORTING PERIOD     AUGUST 1, 2003 TO AUGUST 31, 2003

                             STATEMENT OF CASH FLOWS

(in $ thousands)

--------------------------------------------------------------------------------
 CASH FLOWS FROM OPERATIONS:
 NET INCOME (LOSS)                                                      $ 3,827
 NON-CASH ITEMS
    Depreciation and amortization expense                                   154
 WORKING CAPITAL CHANGES
    Decrease / (increase) -- accounts receivable                              -
    Decrease / (increase) -- inventories                                    609
    Decrease / (increase) -- other current assets                           202
    Decrease / (increase) -- other noncurrent assets                          -
    Increase / (decrease) -- accounts payable (trade)                       (26)
    Increase / (decrease) -- accounts payable (intercompany)             (7,509)
    Increase / (decrease) -- accrued liabilities                          2,692
    Increase / (decrease) -- accrued interest payable                         -
    Increase / (decrease) -- pension and other liabilities                    -
    Increase / (decrease) --deferred federal income tax                       -
                                                             -------------------
 TOTAL CASH FLOWS FROM OPERATIONS                                         $ (51)
                                                             -------------------

 CASH FLOWS FROM INVESTING:
    Decrease / (increase) -- short term investments                           -
    Capital expenditures                                                    (33)
    Net proceeds from sale of assets                                          -
                                                             -------------------
 TOTAL CASH FLOWS FROM INVESTING                                          $ (33)
                                                             -------------------

 CASH FLOWS FROM FINANCING:
    Increase / (decrease) -- DIP credit agreement                             -
                                                             -------------------
 TOTAL CASH FLOWS FROM FINANCING:                                           $ -
                                                             -------------------

 BEGINNING CASH BALANCE                                                   $ 114
 Change in Cash                                                             (84)
                                                             -------------------
 ENDING CASH BALANCE                                                       $ 30
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


 IN RE:                               )      CHAPTER 11
                                      )
 WESTPOINT STEVENS INC. I             )      CASE NO.       03-13533-RDD

       REPORTING PERIOD                      AUGUST 1, 2003 TO AUGUST 31, 2003

                  SUPPLEMENTAL SCHEDULE OF FEDERAL, STATE, AND
                LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD

                                                                            --------------------------------------------------
                                                                               AMOUNT
                                                                              WITHHELD/
                                                                              COLLECTED/          AMOUNT            DATE OF
                                                                              INCURRED             PAID             PAYMENT
------------------------------------------------------------------------------------------------------------------------------
 All wages and salaries paid (gross) or incurred
------------------------------------------------------------------------------------------------------------------------------
FEDERAL
------------------------------------------------------------------------------------------------------------------------------

 Payroll taxes withheld
 Employer payroll tax contributions incurred

--------------------------------------------------------------------------------------------------------------------------------
   Total Federal Taxes (1)                                                           $ -                                   -
--------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
--------------------------------------------------------------------------------------------------------------------------------

 Payroll taxes withheld
 Employer payroll tax contributions incurred
 Gross taxable sales                                                             106,033
 Sales & Use taxes collected                                                       5,302
      Maine                                                                                           5,302       8/15/2003
 Property taxes
 Other taxes

--------------------------------------------------------------------------------------------------------------------------------
   Total State and Local (1)                                                       5,302              5,302
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                                                                      $ 5,302            $ 5,302
--------------------------------------------------------------------------------------------------------------------------------


(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.




I CERTIFY THAT THE ABOVE PAYROLL RELATED TAXES REPRESENTS THE TAXES WITHHELD AND PAID.


-------------------------------------------
TRACY CULPEPPER
WESTPOINT STEVENS INC.
PAYROLL MANAGER

              UNITED STATES BANKRUPTCY COURT
               SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                   )    CHAPTER 11
                                          )
 J.P. STEVENS ENTERPRISES, INC.           )    CASE NO.      03-13535-RDD

       REPORTING PERIOD                        AUGUST 1, 2003 TO AUGUST 31, 2003

                            MONTHLY OPERATING REPORT

----------------------------------------------------------------------------------------------------------------------------
                                                                                                              SCHEDULE
                     Required Documents                                                                        Attached
----------------------------------------------------------------------------------------------------------------------------
Income Statement                                                                                                  X
----------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                                                     X
----------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                                                           X
----------------------------------------------------------------------------------------------------------------------------
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld                                  X
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
DEBTOR'S ADDRESS:                                           3993 HOWARD HUGHES PARKWAY, SUITE 250, LAS VEGAS, NV 89109
----------------------------------------------------------------------------------------------------------------------------
PREPARER:                                                   DIANNE NOLEN
----------------------------------------------------------------------------------------------------------------------------
DEBTOR'S ATTORNEY:                                          WEIL, GOTSHAL & MANGES LLP
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
MONTHLY DISBURSEMENTS:                                                                                                $ 152
----------------------------------------------------------------------------------------------------------------------------
MONTHLY PROFIT (LOSS):                                                                                            $ 160,000
----------------------------------------------------------------------------------------------------------------------------


  The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly
Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

----------------------------------------------------------------------------------------------------------------------------
DEBTOR-IN-POSSESSION                                        J.P. STEVENS ENTERPRISES, INC.
----------------------------------------------------------------------------------------------------------------------------
BY:                                                         LESTER D. SEARS
----------------------------------------------------------------------------------------------------------------------------
ITS:                                                        PRESIDENT
----------------------------------------------------------------------------------------------------------------------------
SIGNATURE
----------------------------------------------------------------------------------------------------------------------------
DATE
----------------------------------------------------------------------------------------------------------------------------


                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                   )    CHAPTER 11
                                          )
 J.P. STEVENS ENTERPRISES, INC.           )    CASE NO.   03-13535-RDD

             REPORTING PERIOD                  AUGUST 1, 2003 TO AUGUST 31, 2003

                             STATEMENT OF OPERATIONS

(in $ thousands)

-----------------------------------------------------------------------------
Total sales                                                              $ -
-----------------------------------------------------------------------------

Cost of sales                                                              -
-----------------------------------------------------------------------------
GROSS PROFIT                                                               -
-----------------------------------------------------------------------------

Selling and administrative expenses
   Selling expense                                                         -
   Warehousing and shipping                                                -
   Advertising                                                             -
   Division administrative expense                                         -
   MIS expense                                                             -
   Corporate administrative expense                                        -
-----------------------------------------------------------------------------
TOTAL SELLING AND ADMINISTRATIVE EXPENSE                                   -
-----------------------------------------------------------------------------

Restructuring and impairment charge                                        -
Goodwill impairment charge                                                 -

-----------------------------------------------------------------------------
Profit / (loss) from operations                                            -
-----------------------------------------------------------------------------

Interest expense
   Interest expense - outside                                              -
   Capitalized interest expense                                            -
   Interest expense - intercompany                                         -
   Interest income                                                         -
   Interest income - intercompany                                         56
-----------------------------------------------------------------------------
NET INTEREST EXPENSE                                                     (56)
-----------------------------------------------------------------------------

Other expense
   Miscellaneous                                                           -
   Royalties - intercompany                                                -
   Transaction gain/loss                                                   -
-----------------------------------------------------------------------------
Total other expense                                                        -
-----------------------------------------------------------------------------

Other income
   Royalties - intercompany                                              190
   Dividends                                                               -
   Sale of assets                                                          -
   Miscellaneous                                                           -
-----------------------------------------------------------------------------
TOTAL OTHER INCOME                                                       190
-----------------------------------------------------------------------------
Net other expense                                                       (190)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Income (loss) before Chapter 11 reorganization expenses
  and income taxes (benefit) and extraordinary item                      246
-----------------------------------------------------------------------------

Chapter 11 reorganization expenses                                         -

Income taxes (benefit)                                                    86

-----------------------------------------------------------------------------
Income (loss) before extraordinary item                                  160
-----------------------------------------------------------------------------

Extraordinary item - net of taxes                                          -

-----------------------------------------------------------------------------
   Net income (loss)                                                   $ 160
-----------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                  )     CHAPTER 11
                                         )     CASE NO.        03-13535-RDD
 J.P. STEVENS ENTERPRISES, INC.          )

       REPORTING PERIOD                        AUGUST 1, 2003 TO AUGUST 31, 2003

                                  BALANCE SHEET

     (in $ thousands)
-------------------------------------------------------------------------------
     ASSETS
-------------------------------------------------------------------------------
 Current Assets
      Cash and cash equivalents                                           $ 26
      Short-term investments                                                 -
      Accounts receivable - customers, net                                   -
      Accounts receivable - intercompany                                14,574
      Total inventories                                                      -
      Prepaid & other current assets                                         -
-------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                           14,600
-------------------------------------------------------------------------------





 Total investments & other assets                                            -
                       LIABILITIES SUBJECT TO COMPROMISE:
 GOODWILL                                                                    -

 PROPERTY, PLANT AND EQUIPMENT, NET                                          -




-------------------------------------------------------------------------------
 TOTAL ASSETS                                                         $ 14,600
-------------------------------------------------------------------------------


   ----------------------------------------------------------------------------
          LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
   ----------------------------------------------------------------------------
    LIABILITIES NOT SUBJECT TO COMPROMISE:
         Senior Credit Facility                                            $ -
         DIP Credit Agreement                                                -
         Long-term debt classified as current                                -
         Accrued interest payable                                            -
         Accounts payable - trade                                            -
         Accounts payable - intercompany                                     -

         Other payables and accrued liabilities                            349

         Deferred income taxes                                               -
         Pension and other liabilities                                       -
   ----------------------------------------------------------------------------
            TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                    349
   ----------------------------------------------------------------------------


         Senior Notes                                                        -
         Deferred financing fees                                             -
         Accrued interest payable on Senior Notes                            -
         Accounts payable                                                    -
         Other payables and accrued liabilities                              -
         Pension and other liabilities                                       -
   ----------------------------------------------------------------------------
            TOTAL LIABILITIES SUBJECT TO COMPROMISE                          -
   ----------------------------------------------------------------------------

    TOTAL LIABILITIES                                                      349

    SHAREHOLDERS' EQUITY (DEFICIT)
         Equity of subsidiaries                                              -
         Common stock                                                        2
         Capital Surplus / Treasury Stock                                    -
         Retained earnings (deficit)                                    14,249
         Minimum pension liability adjustment                                -
         Other adjustments                                                   -
         Unearned compensation                                               -
   ----------------------------------------------------------------------------
            TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                        14,251
   ----------------------------------------------------------------------------
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)              $ 14,600
-------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                  )    CHAPTER 11
                                         )
 J.P. STEVENS ENTERPRISES, INC.          )    CASE NO.       03-13535-RDD

             REPORTING PERIOD                 AUGUST 1, 2003 TO AUGUST 31, 2003

                             STATEMENT OF CASH FLOWS

(in $ thousands)

-----------------------------------------------------------------------------
 Cash Flows from Operations:
 Net income (loss)                                                     $ 160
 Non-cash items:
    Depreciation and amortization expense                                  -
 WORKING CAPITAL CHANGES
    Decrease / (increase) -- accounts receivable (customers)               -
    Decrease / (increase) -- accounts receivable (intercompany)         (237)
    Decrease / (increase) -- inventories                                   -
    Decrease / (increase) -- other current assets                          -
    Decrease / (increase) -- other noncurrent assets                       -
    Increase (decrease) -- accounts payable (trade)                        -
    Increase (decrease) -- accounts payable (intercompany)                 -
    Increase (decrease) -- accrued liabilities                            86
    Increase (decrease) -- accrued interest payable                        -
    Increase (decrease) -- pension and other liabilities                   -
    Increase (decrease) --deferred federal income tax                      -
                                                                -------------
 TOTAL CASH FLOWS FROM OPERATIONS                                          9
                                                                ------------

 CASH FLOWS FROM INVESTING
    Decrease / (increase) -- short term investments                        -
    Capital expenditures                                                   -
    Net proceeds from sale of assets                                       -
                                                                -------------
 TOTAL CASH FLOWS FROM INVESTING                                           -
                                                                -------------

 CASH FLOWS FROM FINANCING
    Increase / (decrease) -- DIP credit agreement                          -
                                                                -------------
 TOTAL CASH FLOWS FROM FINANCING                                           -
                                                                -------------

 BEGINNING CASH BALANCE                                                   17
 Change in Cash                                                            9
                                                                -------------
 ENDING CASH BALANCE                                                    $ 26
-----------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


 IN RE:                                     )  CHAPTER 11
                                            )
 J.P. STEVENS ENTERPRISES, INC.             )  CASE NO.       03-13535-RDD

                        REPORTING PERIOD       AUGUST 1, 2003 TO AUGUST 31, 2003

                  SUPPLEMENTAL SCHEDULE OF FEDERAL, STATE, AND
                LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD


                                                                         ----------------------------------------------
                                                                            AMOUNT
                                                                           WITHHELD/
                                                                           COLLECTED/          AMOUNT            DATE OF
                                                                           INCURRED             PAID             PAYMENT
-----------------------------------------------------------------------------------------------------------------------
 All wages and salaries paid (gross) or incurred                            $ -
-----------------------------------------------------------------------------------------------------------------------
FEDERAL                                                                       -
-----------------------------------------------------------------------------------------------------------------------

 Payroll taxes withheld                                                       -
 Employer payroll tax contributions incurred                                  -

-----------------------------------------------------------------------------------------------------------------------
   Total Federal Taxes (1)                                                    -
-----------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL                                                               -
-----------------------------------------------------------------------------------------------------------------------

 Payroll taxes withheld                                                       -
 Employer payroll tax contributions incurred                                  -
 Gross taxable sales                                                          -
 Sales & Use taxes collected                                                  -
 Property taxes                                                               -
 Other taxes                                                                  -

-----------------------------------------------------------------------------------------------------------------------
   Total State and Local (1)                                                  -
-----------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                                                                 $ -                   NONE
-----------------------------------------------------------------------------------------------------------------------



(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.




I CERTIFY THAT THE ABOVE PAYROLL RELATED TAXES REPRESENTS THE TAXES WITHHELD AND PAID.


--------------------------------------
TRACY CULPEPPER
WESTPOINT STEVENS INC.
PAYROLL MANAGER

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


 IN RE:                            )          CHAPTER 11
                                   )
 J.P. STEVENS & CO., INC.          )          CASE NO.    03-13534-RDD

              REPORTING PERIOD                AUGUST 1, 2003 TO AUGUST 31, 2003


                     MONTHLY OPERATING REPORT

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   SCHEDULE
                        REQUIRED DOCUMENTS                                                                         ATTACHED
----------------------------------------------------------------------------------------------------------------------------------
Income Statement                                                                                                      X
----------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                                                         X
----------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                                                               X
----------------------------------------------------------------------------------------------------------------------------------
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld                                      X
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
DEBTOR'S ADDRESS:                                                  507 WEST 10TH STREET, WEST POINT, GA  31833
----------------------------------------------------------------------------------------------------------------------------------
PREPARER:                                                          DIANNE NOLEN
----------------------------------------------------------------------------------------------------------------------------------
DEBTOR'S ATTORNEY:                                                 WEIL, GOTSHAL & MANGES LLP
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
MONTHLY DISBURSEMENTS:                                                                                                        $ -
----------------------------------------------------------------------------------------------------------------------------------
MONTHLY PROFIT (LOSS):                                                                                                        $ -
----------------------------------------------------------------------------------------------------------------------------------


     The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

     The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

     All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

     While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

-------------------------------------------------------------------------------
DEBTOR-IN-POSSESSION                     J.P. STEVENS & CO., INC.
-------------------------------------------------------------------------------
BY:                                      LESTER D. SEARS
-------------------------------------------------------------------------------
ITS:                                     PRESIDENT
-------------------------------------------------------------------------------
SIGNATURE
-------------------------------------------------------------------------------
DATE
-------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                   )   CHAPTER 11
                                          )
 J.P. STEVENS & CO., INC.                 )   CASE NO.    03-13534-RDD

               REPORTING PERIOD               AUGUST 1, 2003 TO AUGUST 31, 2003


                             STATEMENT OF OPERATIONS

(in $ thousands)
---------------------------------------------------------------------------
TOTAL SALES                                                            $ -
---------------------------------------------------------------------------

Cost of sales                                                            -
---------------------------------------------------------------------------
GROSS PROFIT                                                             -
---------------------------------------------------------------------------

SELLING AND ADMINISTRATIVE EXPENSES
   Selling expense                                                       -
   Warehousing and shipping                                              -
   Advertising                                                           -
   Division administrative expense                                       -
   MIS expense                                                           -
   Corporate administrative expense                                      -
---------------------------------------------------------------------------
TOTAL SELLING AND ADMINISTRATIVE EXPENSE                                 -
---------------------------------------------------------------------------

Restructuring and impairment charge                                      -
Goodwill impairment charge                                               -

---------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                          -
---------------------------------------------------------------------------

INTEREST EXPENSE
   Interest expense - outside                                            -
   Capitalized interest expense                                          -
   Interest expense - intercompany                                       -
   Interest income                                                       -
   Interest income - intercompany                                        -
---------------------------------------------------------------------------
NET INTEREST EXPENSE                                                     -
---------------------------------------------------------------------------

OTHER EXPENSE
   Miscellaneous                                                         -
   Royalties - intercompany                                              -
   Transaction gain/loss                                                 -
---------------------------------------------------------------------------
TOTAL OTHER EXPENSE                                                      -
---------------------------------------------------------------------------

Other income
   Royalties - intercompany                                              -
   Dividends                                                             -
   Sale of assets                                                        -
   Miscellaneous                                                         -
---------------------------------------------------------------------------
TOTAL OTHER INCOME                                                       -
---------------------------------------------------------------------------
Net other expense                                                        -
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Income (loss) before Chapter 11 reorganization expenses
  and income taxes (benefit) and extraordinary item                      -
---------------------------------------------------------------------------

CHAPTER 11 REORGANIZATION EXPENSES                                       -

Income taxes (benefit)                                                   -

---------------------------------------------------------------------------
Income (loss) before extraordinary item                                  -
---------------------------------------------------------------------------

Extraordinary item - net of taxes                                        -

---------------------------------------------------------------------------
   NET INCOME (LOSS)                                                   $ -
---------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                   )   CHAPTER 11
                                          )
 J.P. STEVENS & CO., INC.                 )   CASE NO.    03-13534-RDD

               REPORTING PERIOD               AUGUST 1, 2003 TO AUGUST 31, 2003


                                  BALANCE SHEET

     (in $ thousands)
--------------------------------------------------------------------------
      ASSETS
--------------------------------------------------------------------------
 Current Assets
      Cash and cash equivalents                                       $ -
      Short-term investments                                            -
      Accounts receivable - customers                                   -
      Accounts receivable - intercompany                          110,738
      Total inventories                                                 -
      Prepaid & other current assets                                   11
--------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                     110,749
--------------------------------------------------------------------------







 Total investments & other assets                                   2,697

 GOODWILL                                                               -

 PROPERTY, PLANT AND EQUIPMENT, NET                                     -






















--------------------------------------------------------------------------
 TOTAL ASSETS                                                   $ 113,446
--------------------------------------------------------------------------

** TABLE CONTINUED... **

-----------------------------------------------------------------------------
      LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
-----------------------------------------------------------------------------
 LIABILITIES NOT SUBJECT TO COMPROMISE:
      Senior Credit Facility                                             $ -
      DIP Credit Agreement                                                 -
      Long-term debt classified as current                                 -
      Accrued interest payable                                             -
      Accounts payable - trade                                             -
      Accounts payable - intercompany                                      -


      Other payables and accrued liabilities                               -


      Deferred income taxes                                                -
      Pension and other liabilities                                        -
-----------------------------------------------------------------------------
         TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                       -
-----------------------------------------------------------------------------

 LIABILITIES SUBJECT TO COMPROMISE:
      Senior Notes                                                         -
      Deferred financing fees                                              -
      Accrued interest payable on Senior Notes                             -
      Accounts payable                                                     -
      Other payables and accrued liabilities                               -
      Pension and other liabilities                                        -
-----------------------------------------------------------------------------
         TOTAL LIABILITIES SUBJECT TO COMPROMISE                           -
-----------------------------------------------------------------------------

 TOTAL LIABILITIES                                                         -

 SHAREHOLDERS' EQUITY (DEFICIT)
      Equity of subsidiaries                                          10,503
      Common stock                                                         -
      Capital Surplus / Treasury Stock                                     -
      Retained earnings (deficit)                                    102,943
      Minimum pension liability adjustment                                 -
      Other adjustments                                                    -
      Unearned compensation                                                -
-----------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                        113,446
-----------------------------------------------------------------------------
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)              $ 113,446
-----------------------------------------------------------------------------

** TABLE COMPLETE **

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                   )   CHAPTER 11
                                          )
 J.P. STEVENS & CO., INC.                 )   CASE NO.    03-13534-RDD

               REPORTING PERIOD               AUGUST 1, 2003 TO AUGUST 31, 2003


                             STATEMENT OF CASH FLOWS

(in $ thousands)
-----------------------------------------------------------------------------
 CASH FLOWS FROM OPERATIONS:
 NET INCOME (LOSS)                                                       $ -
 NON-CASH ITEMS
    Depreciation and amortization expense                                  -
 WORKING CAPITAL CHANGES
    Decrease / (increase) -- accounts receivable (customers)               -
    Decrease / (increase) -- accounts receivable (intercompany)            -
    Decrease / (increase) -- inventories                                   -
    Decrease / (increase) -- other current assets                          -
    Decrease / (increase) -- other noncurrent assets                       -
    Increase (decrease) -- accounts payable (trade)                        -
    Increase (decrease) -- accounts payable (intercompany)                 -
    Increase (decrease) -- accrued liabilities                             -
    Increase (decrease) -- accrued interest payable                        -
    Increase (decrease) -- pension and other liabilities                   -
    Increase (decrease) --deferred federal income tax                      -
                                                                -------------
 TOTAL CASH FLOWS FROM OPERATIONS                                          -
                                                                -------------

 CASH FLOWS FROM INVESTING
    Decrease / (increase) -- short term investments                        -
    Capital expenditures                                                   -
    Net proceeds from sale of assets                                       -
                                                                -------------
 TOTAL CASH FLOWS FROM INVESTING                                           -
                                                                -------------

 CASH FLOWS FROM FINANCING
    Increase / (decrease) -- DIP credit agreement                          -
                                                                -------------
 TOTAL CASH FLOWS FROM FINANCING                                           -
                                                                -------------


 BEGINNING CASH BALANCE                                                    -
 Change in Cash                                                            -
                                                                -------------
 ENDING CASH BALANCE                                                     $ -
-----------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

 IN RE:                                   )   CHAPTER 11
                                          )
 J.P. STEVENS & CO., INC.                 )   CASE NO.    03-13534-RDD

               REPORTING PERIOD               AUGUST 1, 2003 TO AUGUST 31, 2003


       SUPPLEMENTAL SCHEDULE OF FEDERAL, STATE, AND LOCAL TAXES COLLECTED,
                           RECEIVED, DUE OR WITHHELD


                                                                   ----------------------------------------------------------
                                                                         AMOUNT
                                                                        WITHHELD/
                                                                       COLLECTED/
                                                                        INCURRED          AMOUNT PAID      DATE OF PAYMENT
-----------------------------------------------------------------------------------------------------------------------------
 All wages and salaries paid (gross) or incurred                           $ -
-----------------------------------------------------------------------------------------------------------------------------
FEDERAL                                                                      -
-----------------------------------------------------------------------------------------------------------------------------

 Payroll taxes withheld                                                      -
 Employer payroll tax contributions incurred                                 -

-----------------------------------------------------------------------------------------------------------------------------
   Total Federal Taxes                                                       -
-----------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL                                                              -
-----------------------------------------------------------------------------------------------------------------------------

 Payroll taxes withheld                                                      -
 Employer payroll tax contributions incurred                                 -
 Gross taxable sales                                                         -
 Sales & Use taxes collected                                                 -
 Property taxes                                                              -
 Other taxes                                                                 -

-----------------------------------------------------------------------------------------------------------------------------
   Total State and Local                                                     -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                                                                $ -                NONE                 -
-----------------------------------------------------------------------------------------------------------------------------
